                                                                  EXHIBIT 99.1

[CENVEO logo]


                                                                  NEWS RELEASE


                  CENVEO ANNOUNCES FIRST QUARTER 2007 RESULTS
                  -------------------------------------------


                  1st Quarter EPS of $0.34 per diluted share
 1st Quarter Non-GAAP EPS of $0.24 per diluted share, up 140% from prior year
     1st Quarter Adjusted EBITDA of $45.8 million, up 29% from prior year
        Integration of Printegra and Cadmus delivering expected results


STAMFORD, CT - (MAY 9, 2007) - Cenveo, Inc. (NYSE: CVO) today announced its results for the three months ended March 31, 2007.

For the first quarter, the Company reported net income of $18.7 million, or $0.34 per diluted share, as compared to net income of $112.2 million, or $2.11 per diluted share, in the first quarter of 2006. The first quarter 2007 results include income from discontinued operations, net of taxes, of $16.3 million as compared to $121.1 million in 2006, primarily related to the sale of Supremex. First quarter 2007 results include restructuring and impairment charges of $2.6 million, as compared to $13.5 million in 2006. Net sales for the quarter increased 8% to $414.7 million from $385.3 million in 2006, primarily due to the acquisitions of Cadmus and Printegra, which both closed in the first quarter of 2007.

Non-GAAP net income totaled $12.9 million, or $0.24 per diluted share, in the first quarter of 2007 as compared to $5.1 million, or $0.10 per diluted share, in the first quarter of 2006. Non-GAAP net income excludes restructuring and impairment charges, integration costs, (gain) loss on sale of non-strategic businesses, loss on early extinguishment of debt, income from discontinued operations, net of taxes. A reconciliation of net income to non-GAAP net income for these adjustments is presented in the attached tables. Non-GAAP operating income in the first quarter of 2007 was

$32.0 million, which produced a 7.7% margin, reflecting the continued benefits of our cost savings and restructuring plan. Non-GAAP operating income excludes restructuring and impairment charges and integration costs. A reconciliation of operating income to non-GAAP operating income is presented in the attached tables.

Adjusted EBITDA in the first quarter of 2007 was $45.8 million as compared to $35.5 million in the same period last year, an increase of 29%. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, excluding restructuring and impairment charges, integration costs, (gain) loss on sale of non-strategic businesses, divested operations EBITDA, loss on early extinguishment of debt, stock-based compensation expense, and income from discontinued operations, net of taxes. An explanation of the Company's use of Adjusted EBITDA is detailed below and a reconciliation of Adjusted EBITDA to net income is provided in the attached tables.

ROBERT G. BURTON, CHAIRMAN AND CHIEF EXECUTIVE OFFICER STATED:
"We are pleased to have delivered another strong quarter of results with our non-GAAP earnings per diluted share increasing 140% from last year. Both of our business segments continue to show meaningful operational improvement and margin expansion. Our focus on controlling costs and providing customers with a one-stop solution are yielding the desired results, as we delivered strong cash flow from operations. The integration of Cadmus and Printegra is on track and meeting our expectations. We have begun the process of consolidating facilities and functions of these companies, leveraging our purchasing spend, and cross-selling our capabilities. These results give us continued confidence that the game plan we implemented in September 2005 is working. I believe that the Company's future has never been brighter."

MR. BURTON CONCLUDED:
"We accomplished much in the first quarter: We closed two highly strategic acquisitions that we believe will be accretive to earnings and will expand the breadth of our manufacturing platform; we completed the sale of our remaining stake in Supremex to pay down debt and fund our growth initiatives; we refinanced our capital structure at favorable rates to fund our acquisitions; and most importantly, we delivered on our financial commitments to our shareholders. During the remainder of the year, we will build upon these successes to continue to deliver results for our customers, employees, and shareholders. We are integrating Cadmus and Printegra into our platform on a swift and aggressive time frame. We will continue to drive improved results in our core businesses by increasing productivity and efficiencies and reducing waste. I am also optimistic for our growth prospects, both organically and through acquisition. Our sales pipeline is strong and we will continue to look to grow our business by acquiring what we believe are strong companies in the niche markets we serve. With the positive results of our core business today, we continue to seek to expand our portfolio of products by acquiring additional businesses to provide additional opportunities to our customers."

CONFERENCE CALL:
Cenveo will host a conference call tomorrow, Thursday May 10, 2007, at 10:00 a.m. Eastern Time. The conference call will be available via webcast, which can be accessed via the Internet at www.cenveo.com.

----------------------------------------------------------------------------------------------------------

                                      CENVEO, INC., AND SUBSIDIARIES
                              Condensed Consolidated Statements of Operations
                                   (in thousands, except per share data)
                                                (Unaudited)

----------------------------------------------------------------------------------------------------------
                                                                                     THREE MONTHS ENDED
                                                                                          MARCH 31,
----------------------------------------------------------------------------------------------------------
                                                                                    2007           2006
----------------------------------------------------------------------------------------------------------
Net sales                                                                        $ 414,714      $ 385,286
----------------------------------------------------------------------------------------------------------
Cost of sales                                                                      331,490        309,644
----------------------------------------------------------------------------------------------------------
Selling, general and administrative                                                 49,484         51,014
----------------------------------------------------------------------------------------------------------
Amortization of intangible assets                                                    1,830          1,298
----------------------------------------------------------------------------------------------------------
Restructuring and impairment charges                                                 2,625         13,476
                                                                                 ---------      ---------
----------------------------------------------------------------------------------------------------------
     Operating income                                                               29,285          9,854
----------------------------------------------------------------------------------------------------------
Loss on sale of non-strategic business                                                  --            706
----------------------------------------------------------------------------------------------------------
Interest expense, net                                                               16,282         18,114
----------------------------------------------------------------------------------------------------------
Loss on early extinguishment of debt                                                 8,700             --
----------------------------------------------------------------------------------------------------------
Other expense, net                                                                     222            219
                                                                                 ---------      ---------
----------------------------------------------------------------------------------------------------------
     Income (loss) from continuing operations before income taxes                    4,081         (9,185)
----------------------------------------------------------------------------------------------------------
Income tax expense (benefit)                                                         1,684           (337)
                                                                                 ---------      ---------
----------------------------------------------------------------------------------------------------------
     Income (loss) from continuing operations                                        2,397         (8,848)
----------------------------------------------------------------------------------------------------------
Income from discontinued operations, net of taxes                                   16,293        121,050
                                                                                 ---------      ---------
----------------------------------------------------------------------------------------------------------
     Net income                                                                  $  18,690      $ 112,202
                                                                                 =========      =========
----------------------------------------------------------------------------------------------------------
Income (loss) per share - basic :
----------------------------------------------------------------------------------------------------------
     Continuing  operations                                                        $  0.04        $ (0.17)
----------------------------------------------------------------------------------------------------------
     Discontinued operations                                                          0.31           2.28
                                                                                   -------        -------
----------------------------------------------------------------------------------------------------------
     Net income                                                                    $  0.35        $  2.11
                                                                                   =======        =======
----------------------------------------------------------------------------------------------------------
Income (loss) per share - diluted :
----------------------------------------------------------------------------------------------------------
     Continuing  operations                                                        $  0.04        $ (0.17)
----------------------------------------------------------------------------------------------------------
     Discontinued operations                                                          0.30           2.28
                                                                                   -------        -------
----------------------------------------------------------------------------------------------------------
     Net income                                                                    $  0.34        $  2.11
                                                                                   =======        =======
----------------------------------------------------------------------------------------------------------
Weighted average shares:
----------------------------------------------------------------------------------------------------------
     Basic                                                                          53,525         53,109
----------------------------------------------------------------------------------------------------------
     Diluted                                                                        54,572         53,109
----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            CENVEO, INC., AND SUBSIDIARIES
                                 Reconciliation of Net Income to Non-GAAP Net Income
                                        (in thousands, except per share data)
                                                     (Unaudited)

---------------------------------------------------------------------------------------------------------------------
                                                                              THREE MONTHS ENDED MARCH 31, 2007
---------------------------------------------------------------------------------------------------------------------
                                                                                       ADJUSTMENTS
                                                                       AS REPORTED     TO NON-GAAP          NON-GAAP
---------------------------------------------------------------------------------------------------------------------
Net sales                                                               $ 414,714               --          $ 414,714
---------------------------------------------------------------------------------------------------------------------
Cost of sales                                                             331,490               --            331,490
---------------------------------------------------------------------------------------------------------------------
Selling, general and administrative                                        49,484              (92)            49,392
---------------------------------------------------------------------------------------------------------------------
Amortization of intangible assets                                           1,830               --              1,830
---------------------------------------------------------------------------------------------------------------------
Restructuring and impairment charges                                        2,625           (2,625)                --
                                                                        ---------          -------          ---------
---------------------------------------------------------------------------------------------------------------------
     Operating income                                                      29,285            2,717             32,002
---------------------------------------------------------------------------------------------------------------------
Interest expense, net                                                      16,282               --             16,282
---------------------------------------------------------------------------------------------------------------------
Loss on early extinguishment of debt                                        8,700           (8,700)                --
---------------------------------------------------------------------------------------------------------------------
Other expense, net                                                            222               --                222
                                                                        ---------          -------          ---------
---------------------------------------------------------------------------------------------------------------------
     Income from continuing operations before taxes                         4,081           11,417             15,498
---------------------------------------------------------------------------------------------------------------------
Income tax expense                                                          1,684              899              2,583
                                                                        ---------          -------          ---------
---------------------------------------------------------------------------------------------------------------------
     Income from continuing operations                                      2,397           10,518             12,915
---------------------------------------------------------------------------------------------------------------------
Income from discontinued operations, net of taxes                          16,293          (16,293)                --
                                                                        ---------          -------          ---------
---------------------------------------------------------------------------------------------------------------------
     Net income (loss)                                                  $  18,690           (5,775)         $  12,915
                                                                        =========          =======          =========
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Income per share - basic :
---------------------------------------------------------------------------------------------------------------------
     Continuing  operations                                                $ 0.04               --             $ 0.24
---------------------------------------------------------------------------------------------------------------------
     Discontinued operations                                                 0.31               --                 --
                                                                           ------                              ------
---------------------------------------------------------------------------------------------------------------------
     Net income                                                            $ 0.35               --             $ 0.24
                                                                           ======                              ======
---------------------------------------------------------------------------------------------------------------------
Income per share - diluted :
---------------------------------------------------------------------------------------------------------------------
     Continuing  operations                                                $ 0.04               --             $ 0.24
---------------------------------------------------------------------------------------------------------------------
     Discontinued operations                                                 0.30               --                 --
                                                                           ------                              ------
---------------------------------------------------------------------------------------------------------------------
     Net income                                                            $ 0.34               --             $ 0.24
                                                                           ======                              ======
---------------------------------------------------------------------------------------------------------------------
Weighted average shares:
---------------------------------------------------------------------------------------------------------------------
     Basic                                                                 53,525               --             53,525
---------------------------------------------------------------------------------------------------------------------
     Diluted                                                               54,572               --             54,572
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            CENVEO, INC., AND SUBSIDIARIES
                                 Reconciliation of Net Income to Non-GAAP Net Income
                                        (in thousands, except per share data)
                                                     (Unaudited)

---------------------------------------------------------------------------------------------------------------------
                                                                               THREE MONTHS ENDED MARCH 31, 2006
---------------------------------------------------------------------------------------------------------------------
                                                                                         ADJUSTMENTS
                                                                       AS REPORTED       TO NON-GAAP        NON-GAAP
---------------------------------------------------------------------------------------------------------------------
Net sales                                                               $ 385,286                  --       $ 385,286
---------------------------------------------------------------------------------------------------------------------
Cost of sales                                                             309,644                  --         309,644
---------------------------------------------------------------------------------------------------------------------
Selling, general and administrative                                        51,014                  --          51,014
---------------------------------------------------------------------------------------------------------------------
Amortization of intangible assets                                           1,298                  --           1,298
---------------------------------------------------------------------------------------------------------------------
Restructuring and impairment charges                                       13,476             (13,476)             --
                                                                        ---------            --------       ---------
---------------------------------------------------------------------------------------------------------------------
     Operating income                                                       9,854              13,476          23,330
---------------------------------------------------------------------------------------------------------------------
Loss on sale of non-strategic business                                        706                (706)             --
---------------------------------------------------------------------------------------------------------------------
Interest expense, net                                                      18,114                  --          18,114
---------------------------------------------------------------------------------------------------------------------
Loss on early extinguishment of debt                                           --                  --              --
---------------------------------------------------------------------------------------------------------------------
Other expense, net                                                            219                  --             219
                                                                        ---------            --------       ---------
---------------------------------------------------------------------------------------------------------------------
     Income (loss) from continuing operations before taxes                 (9,185)             14,182           4,997
---------------------------------------------------------------------------------------------------------------------
Income tax (benefit) expense                                                 (337)                248             (89)
                                                                        ---------            --------       ---------
---------------------------------------------------------------------------------------------------------------------
     Income from continuing operations                                     (8,848)             13,934           5,086
---------------------------------------------------------------------------------------------------------------------
Income from discontinued operations, net of taxes                         121,050            (121,050)             --
                                                                        ---------            --------       ---------
---------------------------------------------------------------------------------------------------------------------
     Net income (loss)                                                  $ 112,202            (107,116)      $   5,086
                                                                        =========            ========       =========
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Income (loss) per share - basic :
---------------------------------------------------------------------------------------------------------------------
     Continuing  operations                                               $ (0.17)                 --          $ 0.10
---------------------------------------------------------------------------------------------------------------------
     Discontinued operations                                                 2.28                  --              --
                                                                          -------                              ------
---------------------------------------------------------------------------------------------------------------------
     Net income                                                           $  2.11                  --          $ 0.10
                                                                          =======                              ======
---------------------------------------------------------------------------------------------------------------------
Income (loss) per share - diluted :
---------------------------------------------------------------------------------------------------------------------
     Continuing  operations                                               $ (0.17)                 --          $ 0.10
---------------------------------------------------------------------------------------------------------------------
     Discontinued operations                                                 2.28                  --              --
                                                                          -------                              ------
---------------------------------------------------------------------------------------------------------------------
     Net income                                                           $  2.11                  --          $ 0.10
                                                                          =======                              ======
---------------------------------------------------------------------------------------------------------------------
Weighted average shares:
---------------------------------------------------------------------------------------------------------------------
     Basic                                                                 53,109                  --          53,109
---------------------------------------------------------------------------------------------------------------------
     Diluted                                                               53,109                  --          53,536
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                   CENVEO, INC., AND SUBSIDIARIES
                           Reconciliation of Net Income to Adjusted EBITDA
                                           (in thousands)
                                             (Unaudited)

----------------------------------------------------------------------------------------------------
                                                                           THREE MONTHS ENDED
                                                                               MARCH 31,
----------------------------------------------------------------------------------------------------
                                                                       2007                  2006
----------------------------------------------------------------------------------------------------
Net Income                                                           $ 18,690             $ 112,202
----------------------------------------------------------------------------------------------------
     Interest expense                                                  16,282                18,114
----------------------------------------------------------------------------------------------------
     Income taxes                                                       1,684                  (337)
----------------------------------------------------------------------------------------------------
     Depreciation                                                       9,936                 9,351
----------------------------------------------------------------------------------------------------
     Amortization of intangible assets                                  1,830                 1,298
----------------------------------------------------------------------------------------------------
     Restructuring and impairment charges                               2,625                13,476
----------------------------------------------------------------------------------------------------
     Integration costs                                                     92                    --
----------------------------------------------------------------------------------------------------
     Loss on sale of non-strategic businesses                              --                   706
----------------------------------------------------------------------------------------------------
     Divested operations                                                   --                   622
----------------------------------------------------------------------------------------------------
     Loss on early extinguishment of debt                               8,700                    --
----------------------------------------------------------------------------------------------------
     Stock-based compensation expense                                   2,265                 1,140
----------------------------------------------------------------------------------------------------
     Discontinued operations, net of taxes                            (16,293)             (121,050)
                                                                     --------             ---------
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Adjusted EBITDA, as defined                                          $ 45,811             $  35,522
                                                                     ========             =========
----------------------------------------------------------------------------------------------------

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
                                        CENVEO, INC., AND SUBSIDIARIES
                                    CONDENSED CONSOLIDATED BALANCE SHEETS
                                                (in thousands)
                                                 (Unaudited)

-------------------------------------------------------------------------------------------------------------
                                                                     MARCH 31, 2007       DECEMBER 31, 2006
                                                                     --------------       -----------------
-------------------------------------------------------------------------------------------------------------
                              ASSETS
-------------------------------------------------------------------------------------------------------------
Current assets:
-------------------------------------------------------------------------------------------------------------
     Cash and cash equivalents                                         $    7,887             $   10,558
-------------------------------------------------------------------------------------------------------------
     Accounts receivable, net                                             286,603                230,098
-------------------------------------------------------------------------------------------------------------
     Inventories                                                          135,485                 92,406
-------------------------------------------------------------------------------------------------------------
     Assets held for sale                                                   6,112                 51,966
-------------------------------------------------------------------------------------------------------------
     Prepaid and other current assets                                      34,141                 41,413
                                                                       ----------             ----------
-------------------------------------------------------------------------------------------------------------
         Total current assets                                             470,228                426,441
-------------------------------------------------------------------------------------------------------------
Property, plant and equipment, net                                        382,598                251,103
-------------------------------------------------------------------------------------------------------------
Goodwill                                                                  538,587                258,136
-------------------------------------------------------------------------------------------------------------
Other intangible assets, net                                              170,327                 31,985
-------------------------------------------------------------------------------------------------------------
Other assets, net                                                          27,979                 34,285
                                                                       ----------             ----------
-------------------------------------------------------------------------------------------------------------
         Total assets                                                  $1,589,719             $1,001,950
                                                                       ==========             ==========
-------------------------------------------------------------------------------------------------------------
         LIABILITIES AND SHAREHOLDERS' EQUITY
-------------------------------------------------------------------------------------------------------------
Current liabilities:
-------------------------------------------------------------------------------------------------------------
     Current maturities of long-term debt                              $   10,818             $    7,513
-------------------------------------------------------------------------------------------------------------
     Accounts payable                                                     145,321                116,067
-------------------------------------------------------------------------------------------------------------
     Accrued compensation and related liabilities                          64,159                 40,242
-------------------------------------------------------------------------------------------------------------
     Other current liabilities                                             82,729                 63,609
                                                                       ----------             ----------
-------------------------------------------------------------------------------------------------------------
         Total current liabilities                                        303,027                227,431
-------------------------------------------------------------------------------------------------------------
Long-term debt                                                          1,108,141                667,782
-------------------------------------------------------------------------------------------------------------
Deferred income taxes                                                      25,227                  4,356
-------------------------------------------------------------------------------------------------------------
Other liabilities                                                          75,735                 40,640
-------------------------------------------------------------------------------------------------------------
Shareholders' equity:
-------------------------------------------------------------------------------------------------------------
     Preferred stock                                                           --                     --
-------------------------------------------------------------------------------------------------------------
     Common stock                                                             535                    535
-------------------------------------------------------------------------------------------------------------
     Paid-in capital                                                      247,345                244,894
-------------------------------------------------------------------------------------------------------------
     Retained deficit                                                    (167,746)              (186,436)
-------------------------------------------------------------------------------------------------------------
     Accumulated other comprehensive (loss) income                         (2,545)                 2,748
                                                                       ----------             ----------
-------------------------------------------------------------------------------------------------------------
         Total shareholders' equity                                        77,589                 61,741
                                                                       ----------             ----------
-------------------------------------------------------------------------------------------------------------
     Total liabilities and shareholders' equity                        $1,589,719             $1,001,950
                                                                       ==========             ==========
-------------------------------------------------------------------------------------------------------------

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
                                              CENVEO, INC., AND SUBSIDIARIES
                                      CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                      (in thousands)
                                                        (Unaudited)

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      THREE MONTHS ENDED
                                                                                                          MARCH 31,
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      2007        2006
--------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
--------------------------------------------------------------------------------------------------------------------------
  Net income                                                                                        $ 18,690    $ 112,202
--------------------------------------------------------------------------------------------------------------------------
     Adjustments to reconcile net income to net cash provided by operating activities:
--------------------------------------------------------------------------------------------------------------------------
     Gain on sale of discontinued operations, net of taxes                                           (16,287)    (115,637)
--------------------------------------------------------------------------------------------------------------------------
     Income from discontinued operations, net of taxes                                                    (6)      (5,413)
--------------------------------------------------------------------------------------------------------------------------
     Depreciation and amortization, excluding amortization of deferred financing costs                11,766       10,649
--------------------------------------------------------------------------------------------------------------------------
     Amortization of deferred financing costs                                                            379          618
--------------------------------------------------------------------------------------------------------------------------
     Loss on early extinguishment of debt                                                              8,700           --
--------------------------------------------------------------------------------------------------------------------------
     Stock-based compensation provision                                                                2,265        1,140
--------------------------------------------------------------------------------------------------------------------------
     Non-cash restructuring and impairment charges                                                      (473)       3,787
--------------------------------------------------------------------------------------------------------------------------
     Loss on sale of non-strategic business                                                               --          706
--------------------------------------------------------------------------------------------------------------------------
     Deferred income taxes                                                                             1,621           --
--------------------------------------------------------------------------------------------------------------------------
     Other non-cash charges, net                                                                       1,431        1,233
--------------------------------------------------------------------------------------------------------------------------
Changes in operating assets and liabilities, excluding the effects of acquired businesses:
--------------------------------------------------------------------------------------------------------------------------
     Accounts receivable                                                                               9,102        2,399
--------------------------------------------------------------------------------------------------------------------------
     Inventories                                                                                      (4,868)      (1,754)
--------------------------------------------------------------------------------------------------------------------------
     Accounts payable and accrued compensation and related liabilities                                (1,545)      14,850
--------------------------------------------------------------------------------------------------------------------------
     Other working capital changes                                                                     4,201       (8,265)
--------------------------------------------------------------------------------------------------------------------------
     Other, net                                                                                        3,312       (4,450)
                                                                                                    --------    ---------
--------------------------------------------------------------------------------------------------------------------------
         Net cash provided by continuing operating activities                                         38,288       12,065
--------------------------------------------------------------------------------------------------------------------------
         Net cash provided by discontinued operating activities                                           --        2,617
                                                                                                    --------    ---------
--------------------------------------------------------------------------------------------------------------------------
         Net cash provided by  operating activities                                                   38,288       14,682
                                                                                                    ========    =========
--------------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
--------------------------------------------------------------------------------------------------------------------------
     Cost of business acquisitions, net of cash acquired                                            (329,300)          --
--------------------------------------------------------------------------------------------------------------------------
     Capital expenditures                                                                             (7,115)      (5,502)
--------------------------------------------------------------------------------------------------------------------------
     Acquisition payments                                                                                 --       (4,653)
--------------------------------------------------------------------------------------------------------------------------
     Proceeds from sale of property, plant and equipment                                               2,347          326
                                                                                                    --------    ---------
--------------------------------------------------------------------------------------------------------------------------
         Net cash used in investing activities of continuing operations                             (334,068)      (9,829)
                                                                                                    ========    =========
--------------------------------------------------------------------------------------------------------------------------
     Proceeds from the sale of discontinued operations                                                67,228      119,380
--------------------------------------------------------------------------------------------------------------------------
     Capital expenditures for discontinued operations                                                     --         (632)
--------------------------------------------------------------------------------------------------------------------------
         Net cash provided by investing activities of discontinued operations                         67,228      118,748
                                                                                                    --------    ---------
--------------------------------------------------------------------------------------------------------------------------
         Net cash (used in) provided by investing activities                                        (266,840)     108,919
--------------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
--------------------------------------------------------------------------------------------------------------------------
     Repayment of Term Loan B                                                                       (324,188)          --
--------------------------------------------------------------------------------------------------------------------------
     Repayment of Cadmus revolving senior bank credit facility                                       (70,100)          --
--------------------------------------------------------------------------------------------------------------------------
     Repayment of 8 3/8% senior subordinated notes                                                   (20,875)          --
--------------------------------------------------------------------------------------------------------------------------
     Repayments of senior secured revolving credit facility                                               --     (123,931)
--------------------------------------------------------------------------------------------------------------------------
     Repayments of other long-term debt                                                                 (166)        (436)
--------------------------------------------------------------------------------------------------------------------------
     Payment of refinancing fees, redemption premiums and expenses                                    (7,489)          --
--------------------------------------------------------------------------------------------------------------------------
     Payment of debt issuance costs                                                                     (886)          --
--------------------------------------------------------------------------------------------------------------------------
     Proceeds from issuance of Term Loans                                                            620,000           --
--------------------------------------------------------------------------------------------------------------------------
     Borrowings under revolving credit facility, net                                                  29,400           --
--------------------------------------------------------------------------------------------------------------------------
     Proceeds from exercise of stock options                                                             185        1,110
                                                                                                    --------    ---------
--------------------------------------------------------------------------------------------------------------------------
         Net cash provided by (used in) financing activities                                         225,881     (123,257)
--------------------------------------------------------------------------------------------------------------------------
Effect of exchange rate changes on cash and cash equivalents of discontinued operations                   --           15
--------------------------------------------------------------------------------------------------------------------------
         Net (decrease) increase in cash and cash equivalents                                         (2,671)         359
--------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at beginning of year                                                        10,558        1,035
                                                                                                    --------    ---------
--------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of quarter                                                         $  7,887    $   1,394
                                                                                                    ========    =========
--------------------------------------------------------------------------------------------------------------------------

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                                      ###


In addition to results presented in accordance with generally accepted accounting principles in the U.S. ("GAAP"), the Company included in this release certain non-GAAP financial measures, including Adjusted EBITDA, non-GAAP net income and non-GAAP operating income. These non-GAAP financial measures are defined above, and should be read in conjunction with GAAP financial measures. These non-GAAP financial measures are not presented as an alternative to cash flow from operations, as a measure of our liquidity or as an alternative to reported net income as an indicator of our operating performance. The non-GAAP financial measures as used herein may not be comparable to similarly titled measures reported by competitors.

We believe the use of Adjusted EBITDA, non-GAAP net income and non-GAAP operating income along with GAAP financial measures enhances the understanding of our operating results and is useful to investors in comparing our operating performance with that of our competitors and estimating our enterprise value. Adjusted EBITDA is a useful tool in evaluating the core operating results of the Company given the significant variation that can result from, for example, the timing of capital expenditures, the amount of intangible assets recorded or the differences in assets' lives. We also use Adjusted EBITDA internally to evaluate operating performance of our segments, to allocate resources and capital to such segments, to measure performance for incentive compensation programs, and to evaluate future growth opportunities. The non-GAAP financial measures included in this press release are reconciled to their most directly comparable GAAP financial measures in the tables included herein.


                                      ###

CENVEO (NYSE: CVO), HEADQUARTERED IN STAMFORD, CONNECTICUT, IS A LEADER IN THE MANAGEMENT AND DISTRIBUTION OF PRINT AND RELATED PRODUCTS AND SERVICES. THE COMPANY PROVIDES ITS CUSTOMERS WITH LOW-COST SOLUTIONS WITHIN ITS CORE BUSINESSES OF COMMERCIAL PRINTING AND PACKAGING, ENVELOPE, FORM, AND LABEL MANUFACTURING, AND PUBLISHER SERVICES; OFFERING ONE-STOP SERVICES FROM DESIGN THROUGH FULFILLMENT. WITH 10,000 EMPLOYEES WORLDWIDE, CENVEO DELIVERS EVERYDAY FOR ITS CUSTOMERS THROUGH A NETWORK OF PRODUCTION, FULFILLMENT, CONTENT MANAGEMENT, AND DISTRIBUTION FACILITIES ACROSS THE GLOBE.



                          ---------------------------

Statements made in this release, other than those concerning historical financial information, may be considered "forward-looking statements," which are based upon current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. In view of such uncertainties, investors should not place undue reliance on our forward-looking statements. Such statements speak only as of the date of this release, and we undertake no obligation to update any forward-looking statements made herein. Factors that could cause actual results to differ materially from management's expectations include, without limitation: (1) our substantial indebtedness impairing our financial condition and limiting our ability to incur additional debt; (2) the terms of our indebtedness imposing significant restrictions on our operating and financial flexibility; (3) the potential to incur additional indebtedness, exacerbating the above factors; (4) cross default provisions in our indebtedness, which could cause all of our debt to become due and payable as a result of a default under an unrelated debt instrument; (5) our ability to successfully integrate acquisitions; (6) intense competition in our industry;
(7) the absence of long-term customer agreements in our industry, subjecting our business to fluctuations; (8) factors affecting the U.S. postal services impacting demand for our products; (9) increases in paper costs and decreases in its availability; (10) our history of losses and ability to return to consistent profitability; (11) the availability of the Internet and other electronic media affecting demand for our products; (12) our labor relations;
(13) compliance with environmental rules and regulations; (14) dependence on key management personnel; and (15) general economic, business and labor conditions. This list of factors is not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that would impact the Company's business. Additional information regarding these and other factors can be found in Cenveo, Inc.'s periodic filings with the SEC, which are available at http://www.cenveo.com.


Inquiries from analysts and investors should be directed to Robert G. Burton, Jr. at (203) 595-3005.